UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2010 (March 4, 2010)

S1 CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 4, 2010, S1 Corporation (the “Company”) issued a press release (the “Press Release”) announcing its results for the three months and year ended December 31, 2009. The Press Release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 4, 2010. The Press Release included an incorrect percentage figure. On March 5, 2010, the Company issued a press release containing the correct percentage. That corrective press release dated March 5, 2010 is furnished as Exhibit 99.1 with this Amendment No. 1 to Current Report on Form 8-K and has been posted to the Company’s website.

The information contained in this Item 2.02, including the exhibit referenced herein, is being furnished and, as a result, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18, and nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of S1 Corporation, dated March 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

By: /s/ Gregory D. Orenstein
Gregory D. Orenstein
Senior Vice President Corporate Development
and Chief Legal Officer

Date: March 5, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of S1 Corporation, dated March 5, 2010